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                                                                   EXHIBIT 10.35

                                August __, 1996



Irata, Inc.
8554 Katy Freeway, Suite 100
Houston, Texas  77024

Gentlemen:

          The purpose of this letter is to supplement the investment representations and warranties set forth in the SETTLEMENT AGREEMENT AND RELEASE between Irata, Inc. (the "Company") and the undersigned creditor of the Company (the "Creditor") so as to provide the investment representations requisite for the Company to be able to issue to the Creditor the "Stock" required to be issued by the Company under the Settlement Agreement and Release under exemptions from the registration requirements under the Securities Act of 1933 (the "33 Act") and any applicable state securities laws (the "Blue Sky Acts"). To facilitate such issuance of stock, the Creditor understands as follows:

          (a) That the shares of Common Stock have been offered and the terms and arrangements relating to the transfer of Common Stock of the Company have been arrived at through direct communication between the Company and the Creditor and that the offer was not made pursuant to any general advertisement, public solicitations, broadcast or other medium.

          (b) That Creditor has been fully advised as to the business and affairs and the proposed business and affairs of the Company and its operations and its proposed operations and has had disclosed to her such information regarding the Company and the controlling persons thereof as would have been contained in a registration statement under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder ("33 Act") covering the shares of Class A Common Stock being acquired by Creditor.

          (c) That the Creditor has such knowledge and experience in financial and business matters that Creditor is capable of utilizing the information referred to in the immediately preceding paragraph to evaluate the risks of investment in the Class A Common Stock and of making an informed investment decision in connection therewith and that Creditor has utilized the information referred to in the immediately preceding paragraph in evaluating the risks of an investment in the Class A Common Stock and that Creditor has made an informed investment decision with respect to the Class A Common Stock.

          (d) That the Class A Common Stock being acquired by Creditor in view of the economic risks associated therewith and the size and nature of the investment in the Class A Common Stock by Buyer is an appropriate and suitable investment for Creditor and that Creditor's personal and financial condition is such that she is capable of bearing the economic risks of an investment in the Class A Common Stock.

          (e) That Creditor is acquiring the Class A Common Stock for his, her or its own account for investment and not with a view to or for sale in connection with any distribution thereof except as provided or otherwise permitted under (i) the 33 Act and (ii) under any applicable Blue Sky Act.

          (f) That Creditor has been informed by the Company that the Class A Stock being issued to Creditor has not been registered under the 33 Act or any Blue Sky Act and that accordingly, the Class A Stock must be held indefinitely unless it is subsequently registered under the 33 Act and unless sold in compliance with all of the applicable Blue Sky Acts or any exemption from such registration is available. However, Creditor has been informed by the Company that the Company is obligated to seek registration of the Stock under the 33 Act by no later than December 1997.

          (g) That Creditor understands that Company has not registered the Class A Common Stock under the 33 Act or any Blue Sky Act in reliance upon the representations herein contained and that accordingly, Creditor will not at any time or times directly or indirectly, offer, sell or otherwise dispose of or solicit any offer to buy, purchase or otherwise acquire any Class A Common Stock which Creditor receives unless one of the following conditions has been fulfilled:

          (i) a registration statement under the 33 Act is in effect as to the Class A Common
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     Stock and the Class A Common Stock has been duly qualified under any applicable Blue Sky Laws; or

          (ii) there is presented to the Company an opinion of counsel satisfactory to the Company in form and substance satisfactory to the Company to the effect that the proposed transfer of the Class A Common Stock is exempt from the registration provisions of the 33 Act and any applicable Blue Sky Act.

     (h) That to implement the foregoing, Creditor consents to the placing of a legend in substantially the following form upon each certificate evidencing the Class A Common Stock transferred to Creditor from Company:

     "The securities evidenced hereby have not been registered under the Securities Act of 1933. They may not be offered or sold and no transfer of them will be made by the Company unless (i) they are registered under the Securities Act of 1933; or (ii) there is presented to the Company an opinion of counsel satisfactory to the Company in form and substance satisfactory to the Company to the effect that such registration is not necessary".

     (i) Creditor shall indemnify Company and the Company against all liability, cost or expenses arising out of or resulting from any misrepresentation or breach of warranty or breach of any covenant contained herein or in the offer, sale, distribution or other distribution or other disposition of any shares of Class A Common Stock transferred by Company pursuant to this investment letter or any solicitation of any offer to buy, purchase or otherwise acquire any Class A Common Stock, in violation of the 33 Act or any Blue Sky Act.

     You understand and agree that the foregoing information has been fully disclosed by the Company and that your acceptance of stock is subject to the foregoing provisions.

                                      Very truly yours,



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                                      (Creditor)

UNDERSTOOD AND AGREED TO BY:


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By:
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Name:
     -------------------------------
Title:
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